UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                February 16, 2005

                        INTEGRATED SECURITY SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  1-11900              75-2422983
     ------------------------   ---------------------   -------------------
     (State of incorporation)   (Commission File No.)     (IRS Employer
                                                        Identification No.)

                   8200 Springwood Drive
                         Suite 230
                       Irving, Texas                         75063
         ----------------------------------------          ----------
         (Address of principal executive offices)          (Zip Code)

     Registrant's telephone number, including area code:   (972) 444-8280

                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01  Changes in Registrant's Certifying Accountant.

         As previously disclosed in a current report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on January 12, 2005, Grant Thornton LLP ("Grant Thornton") notified Integrated Security Systems, Inc. (the "Company") that it would decline to stand for re-election as our independent registered public accounting firm following the completion of its review of our financial statements for the quarter ended December 31, 2004. On February 16, 2005, after the filing of the Company's 10-QSB for the quarter ended December 31, 2004 on February 14, 2005, Grant Thornton's resignation became effective. The Company is filing this Form 8-K/A to confirm and update the representations made in the Original Form 8-K for the interim period up to the effective date of Grant Thornton's resignation.

         Consistent  with the Original Form 8-K, the Company's  audit  committee
commenced  an  immediate  search  for  a  new  independent   registered   public
accountant, including requesting proposals from other accounting firms.

         Grant Thornton performed audits of the Company's consolidated financial statements for the fiscal years ended June 30, 2004 and 2003. Grant Thornton's reports did not contain an adverse opinion or disclaimer of opinion, but were modified to include an explanatory paragraph related to uncertainties about the Company's ability to continue as a going concern.

         During the fiscal years ended June 30, 2004 and 2003 and through December 31, 2004, (i) there have been no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to Grant Thornton's satisfaction, would have caused Grant Thornton to make reference to the subject matter of the disagreement(s) in connection with its reports for such year, and (ii) there were no "reportable events" as such term is defined in
Item 304(a)(1)(v) of Regulation S-K. However, as reported in the Company's Form 10-KSB for the fiscal year ended June 30, 2004, Grant Thornton has communicated to the Company's audit committee a reportable condition regarding our system of internal controls. They noted a reportable condition with respect to the inadequacy of staffing levels in our financial reporting function that could result in our inability to meet financial reporting objectives. We believe the Company and audit committee are in the process of taking the steps necessary to correct this identified reportable condition.

         The Company provided Grant Thornton with a copy of this Form 8-K/A prior to its filing with the SEC and requested Grant Thornton to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Grant Thornton's letter to the SEC, dated February 22, 2005.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

         16.1 Letter of Grant Thornton LLP, dated February 22, 2005, addressed to the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTEGRATED SECURITY SYSTEMS, INC.


Dated:  February 22, 2005              By:    /s/ C.A. RUNDELL, JR.
                                              ---------------------------------
                                       Name:  C.A. Rundell, Jr.
                                       Title: Director, Chairman of the Board
                                              and Chief Executive Officer
                                              (Principal Executive and Financial
                                              Officer)








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                                  Exhibit Index


Exhibit No.       Description

16.1 Letter of Grant Thornton LLP, dated February 22, 2005, addressed to the Securities and Exchange Commission.







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